Exhibit 99.3

Devon Energy Fourth-Quarter 2020

Supplemental Tables

TABLE OF CONTENTS:	PAGE:

Devon Energy
Income Statement	2
Cash Flow Statement	3
Balance Sheet	4
Production by Asset	5
Capital, Costs Incurred and Reserves Reconciliation	6
Well Activity by Asset	7
Realized Price by Asset	8
Per-Unit Cash Margin by Asset	9
Non-GAAP Core Earnings (Loss)	10
Non-GAAP Measures	11-12
WPX
Production by Asset and Capital	13
Pro Forma Key Metrics
Q4 2020 Pro Forma Financials	14

DEVON ENERGY FINANCIAL INFORMATION

CONSOLIDATED STATEMENTS OF EARNINGS (LEGACY DEVON)
(in millions, except per share amounts)	2020				2019
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil, gas and NGL sales	$786	$678	$424	$807	$1,035
Oil, gas and NGL derivatives (1)	(117)	(87)	(361)	720	(116)
Marketing and midstream revenues	611	476	331	560	670

Total revenues	1,280	1,067	394	2,087	1,589

Production expenses (2)	271	271	263	318	324
Exploration expenses	4	39	12	112	29
Marketing and midstream expenses	618	478	339	578	665
Depreciation, depletion and amortization	301	299	299	401	382
Asset impairments	27	—	—	2,666	—
Asset dispositions	(1)	—	—	—	—
General and administrative expenses	82	75	79	102	119
Financing costs, net	70	66	69	65	64
Restructuring and transaction costs	17	32	—	—	11
Other, net	1	—	13	(48)	16

Total expenses	1,390	1,260	1,074	4,194	1,610

Loss from continuing operations before income taxes	(110)	(193)	(680)	(2,107)	(21)
Income tax benefit	(37)	(90)	(3)	(417)	(33)

Net earnings (loss) from continuing operations	(73)	(103)	(677)	(1,690)	12
Net earnings (loss) from discontinued operations, net of taxes	(25)	13	9	(125)	(652)

Net loss	(98)	(90)	(668)	(1,815)	(640)
Net earnings attributable to noncontrolling interests	4	2	2	1	2

Net loss attributable to Devon	$(102)	$(92)	$(670)	$(1,816)	$(642)

Basic and Diluted earnings (loss) per share:
Continuing operations	$(0.20)	$(0.29)	$(1.80)	$(4.48)	$0.03
Discontinued operations	(0.07)	0.04	0.02	(0.34)	(1.73)

Basic net loss per share	$(0.27)	$(0.25)	$(1.78)	$(4.82)	$(1.70)

Weighted average common shares outstanding:
Basic	383	383	383	383	383
Diluted	383	383	383	383	385

(1) OIL, GAS AND NGL DERIVATIVES
(in millions)	2020				2019
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Derivative cash settlements	$(27)	$10	$232	$101	$42
Derivative valuation changes	(90)	(97)	(593)	619	(158)

Oil, gas and NGL derivatives	$(117)	$(87)	$(361)	$720	$(116)

(2) PRODUCTION EXPENSES
(in millions)	2020				2019
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Lease operating expense	$91	$100	$108	$126	$120
Gathering, processing & transportation	130	125	123	130	131
Production taxes	47	42	25	56	69
Property taxes	3	4	7	6	4

Production expenses	$271	$271	$263	$318	$324

CONSOLIDATED STATEMENTS OF CASH FLOWS (LEGACY DEVON)

(in millions)	2020				2019
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Cash flows from operating activities:
Net loss	$(98)	$(90)	$(668)	$(1,815)	$(640)
Adjustments to reconcile net loss to net cash from operating activities:
Net (earnings) loss from discontinued operations, net of income taxes	25	(13)	(9)	125	652
Depreciation, depletion and amortization	301	299	299	401	382
Asset impairments	27	—	—	2,666	—
Leasehold impairments	3	36	3	110	3
Accretion on discounted liabilities	8	8	8	8	8
Total (gains) losses on commodity derivatives	117	87	361	(720)	116
Cash settlements on commodity derivatives	(27)	10	232	101	41
Gains on asset dispositions	(1)	—	—	—	—
Deferred income tax benefit	(17)	—	—	(311)	(27)
Share-based compensation	18	31	19	20	23
Other	—	1	4	—	2
Changes in assets and liabilities, net	2	58	(99)	(56)	18

Net cash from operating activities - continuing operations	358	427	150	529	578

Cash flows from investing activities:
Capital expenditures	(217)	(204)	(307)	(425)	(408)
Acquisitions of property and equipment	(3)	—	(1)	(4)	(3)
Divestitures of property and equipment	5	1	3	25	43

Net cash from investing activities - continuing operations	(215)	(203)	(305)	(404)	(368)

Cash flows from financing activities:
Repurchases of common stock	—	—	—	(38)	(103)
Dividends paid on common stock	(138)	(43)	(42)	(34)	(34)
Contributions from noncontrolling interests	9	1	6	5	116
Distributions to noncontrolling interest	(4)	(4)	(3)	(3)	—
Shares exchanged for tax withholdings and other	(1)	—	—	(17)	(2)

Net cash from financing activities - continuing operations	(134)	(46)	(39)	(87)	(23)

Net change in cash, cash equivalents and restricted cash of continuing operations	9	178	(194)	38	187

Cash flows from discontinued operations:
Operating activities	19	45	(43)	(131)	(9)
Investing activities	310	1	171	(1)	—
Financing activities	—	—	—	—	—
Effect of exchange rate changes on cash	2	4	8	(23)	10

Net change in cash, cash equivalents and restricted cash of discontinued operations	331	50	136	(155)	1

Net change in cash, cash equivalents and restricted cash	340	228	(58)	(117)	188
Cash, cash equivalents and restricted cash at beginning of period	1,897	1,669	1,727	1,844	1,656

Cash, cash equivalents and restricted cash at end of period	$2,237	$1,897	$1,669	$1,727	$1,844

Reconciliation of cash, cash equivalents and restricted cash:
Cash, cash equivalents and restricted cash	$2,047	$1,707	$1,474	$1,527	$1,464
Restricted cash	190	190	195	200	380

Total cash, cash equivalents and restricted cash	$2,237	$1,897	$1,669	$1,727	$1,844

CONSOLIDATED BALANCE SHEETS (LEGACY DEVON)

(in millions)	December 31, 2020	December 31, 2019
Current assets:
Cash, cash equivalents and restricted cash	$2,237	$1,844
Accounts receivable	601	832
Current assets associated with discontinued operations	—	896
Income tax receivable	174	47
Other current assets	248	232

Total current assets	3,260	3,851
Oil and gas property and equipment, based on successful efforts accounting, net	4,436	7,558
Other property and equipment, net	957	1,035

Total property and equipment, net	5,393	8,593
Goodwill	753	753
Right-of-use assets	223	243
Other long-term assets	283	196
Long-term assets associated with discontinued operations	—	81

Total assets	$9,912	$13,717

Current liabilities:
Accounts payable	$242	$428
Revenues and royalties payable	662	730
Current liabilities associated with discontinued operations	—	459
Other current liabilities	536	310

Total current liabilities	1,440	1,927

Long-term debt	4,298	4,294
Lease liabilities	246	244
Asset retirement obligations	358	380
Other long-term liabilities	551	426
Long-term liabilities associated with discontinued operations	—	185
Deferred income taxes	—	341
Stockholders’ equity:
Common stock	38	38
Additional paid-in capital	2,766	2,735
Retained earnings	208	3,148
Accumulated other comprehensive loss	(127)	(119)

Total stockholders’ equity attributable to Devon	2,885	5,802
Noncontrolling interests	134	118

Total equity	3,019	5,920

Total liabilities and equity	$9,912	$13,717

Common shares outstanding	382	382

PRODUCTION TREND (LEGACY DEVON)

	2020				2019
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil (MBbls/d)
Delaware Basin	99	77	79	84	84
Powder River Basin	16	21	18	21	20
Eagle Ford	18	22	27	26	23
Anadarko Basin	16	19	21	24	27
Other	7	7	8	8	9

Total	156	146	153	163	163

Natural gas liquids (MBbls/d)
Delaware Basin	43	38	29	37	32
Powder River Basin	3	3	2	3	2
Eagle Ford	9	11	12	9	9
Anadarko Basin	25	30	25	30	30
Other	—	1	1	1	1

Total	80	83	69	80	74

Gas (MMcf/d)
Delaware Basin	267	239	241	244	234
Powder River Basin	22	23	20	29	28
Eagle Ford	60	73	87	86	76
Anadarko Basin	233	242	262	272	295
Other	2	3	4	3	4

Total	584	580	614	634	637

Total oil equivalent (MBoe/d)
Delaware Basin	186	155	149	162	154
Powder River Basin	22	28	24	29	27
Eagle Ford	37	46	53	50	45
Anadarko Basin	81	89	90	98	107
Other	7	8	9	9	10

Total	333	326	325	348	343

UPSTREAM CAPITAL EXPENDITURES (LEGACY DEVON)

(in millions)	2020				2019
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	$153	$179	$148	$220	$170
Powder River Basin	22	11	39	90	89
Eagle Ford	2	1	10	70	65
Anadarko Basin	3	1	3	4	38
Other	3	3	3	7	12

Total upstream capital	$183	$195	$203	$391	$374

COSTS INCURRED (LEGACY DEVON)	Year Ended December 31,
(in millions)	2020	2019
Property acquisition costs:
Unproved properties	$8	$35
Exploration costs	159	312
Development costs	820	1,499

Costs incurred	$987	$1,846

RESERVES RECONCILIATION (LEGACY DEVON)

	Oil (MMBbls)	Gas (Bcf)	NGL (MMBbls)	Total (MMBoe)
As of December 31, 2019:
Proved developed	198	1,344	167	589
Proved undeveloped	78	277	44	168

Total Proved	276	1,621	211	757

Revisions due to prices	(26)	(209)	(17)	(78)
Revisions other than price	18	119	17	55
Extensions and discoveries	71	188	33	135
Purchase of reserves	1	19	3	7
Production	(57)	(221)	(28)	(122)
Sale of reserves	(1)	(5)	(1)	(2)

As of December 31, 2020:
Proved developed	194	1,244	173	574
Proved undeveloped	88	268	45	178

Total Proved	282	1,512	218	752

GROSS OPERATED SPUDS (LEGACY DEVON)
	2020				2019
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	21	35	27	38	24
Powder River Basin	2	—	—	12	19
Eagle Ford	—	—	—	10	25
Anadarko Basin	—	—	—	—	—

Total	23	35	27	60	68

GROSS OPERATED WELLS TIED-IN (LEGACY DEVON)
	2020				2019
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	23	32	22	32	36
Powder River Basin	2	9	4	14	19
Eagle Ford	—	—	13	30	21
Anadarko Basin	—	—	—	4	9

Total	25	41	39	80	85

NET OPERATED WELLS TIED-IN (LEGACY DEVON)
	2020				2019
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	21	23	18	25	25
Powder River Basin	1	7	4	10	15
Eagle Ford	—	—	7	14	11
Anadarko Basin	—	—	—	3	7

Total	22	30	29	52	58

AVERAGE LATERAL LENGTH (LEGACY DEVON)
(based on wells tied-in)	2020				2019
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	9,800’	9,900’	9,100’	8,000’	8,000’
Powder River Basin	13,600’	9,800’	8,100’	9,100’	9,700’
Eagle Ford	—	—	5,900’	5,400’	6,600’
Anadarko Basin	—	—	—	9,800’	11,200’

Total	10,100’	9,900’	7,900’	7,300’	8,400’

BENCHMARK PRICES
(average prices)	2020				2019
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil ($/Bbl)—West Texas Intermediate (Cushing)	$42.65	$40.86	$28.42	$46.44	$57.02
Natural Gas ($/Mcf)—Henry Hub	$2.67	$1.98	$1.71	$1.95	$2.50
NGL ($/Bbl)—Mont Belvieu Blended	$20.01	$16.69	$12.57	$14.39	$18.69
REALIZED PRICES (LEGACY DEVON)
	2020				2019
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil (Per Bbl)
Delaware Basin	$40.67	$39.19	$22.70	$45.18	$56.23
Powder River Basin	36.42	35.39	24.03	41.14	52.02
Eagle Ford	37.83	33.68	15.30	44.90	55.11
Anadarko Basin	40.34	37.88	19.52	45.32	55.71
Other	39.93	37.33	25.45	44.53	55.14

Realized price without hedges	39.84	37.56	21.25	44.59	55.41
Cash settlements	(1.83)	0.65	15.25	5.14	1.48

Realized price, including cash settlements	$38.01	$38.21	$36.50	$49.73	$56.89

Natural gas liquids (Per Bbl)
Delaware Basin	$13.67	$11.49	$7.94	$8.36	$13.30
Powder River Basin	19.39	13.10	10.07	15.86	17.36
Eagle Ford	15.66	13.74	10.02	14.77	18.84
Anadarko Basin	15.65	12.68	9.31	10.90	17.47
Other	24.24	21.74	10.19	15.82	13.62

Realized price without hedges	14.77	12.36	8.89	10.40	15.79
Cash settlements	(0.01)	(0.30)	0.51	0.61	1.75

Realized price, including cash settlements	$14.76	$12.06	$9.40	$11.01	$17.54

Gas (Per Mcf)
Delaware Basin	$1.51	$1.11	$1.05	$0.58	$1.22
Powder River Basin	2.70	1.94	1.80	1.71	2.51
Eagle Ford	2.38	1.95	1.79	2.05	2.52
Anadarko Basin	2.29	1.66	1.31	1.45	1.81
Other	2.87	1.52	1.32	1.69	0.43

Realized price without hedges	1.96	1.48	1.29	1.21	1.70
Cash settlements	0.00	0.06	0.28	0.36	0.13

Realized price, including cash settlements	$1.96	$1.54	$1.57	$1.57	$1.83

Total oil equivalent (Per Boe)
Delaware Basin	$26.94	$24.00	$15.39	$26.19	$35.05
Powder River Basin	31.08	29.83	20.80	33.65	42.45
Eagle Ford	25.97	22.78	12.90	29.94	36.51
Anadarko Basin	19.79	16.81	10.98	18.14	24.28
Other	37.67	34.15	22.95	39.15	46.49

Realized price without hedges	25.63	22.60	14.37	25.43	32.82
Cash settlements	(0.86)	0.33	7.83	3.20	1.32

Realized price, including cash settlements	$24.77	$22.93	$22.20	$28.63	$34.14

BENCHMARK PRICES
(average prices)	2020				2019
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil ($/Bbl)—West Texas Intermediate (Cushing)	$42.65	$40.86	$28.42	$46.44	$57.02
Natural Gas ($/Mcf)—Henry Hub	$2.67	$1.98	$1.71	$1.95	$2.50
NGL ($/Bbl)—Mont Belvieu Blended	$20.01	$16.69	$12.57	$14.39	$18.69
PER-UNIT CASH MARGIN BY ASSET (per Boe) (LEGACY DEVON)
	2020				2019
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin
Realized price	$26.94	$24.00	$15.39	$26.19	$35.05
Lease operating expenses	(2.38)	(3.00)	(3.56)	(3.61)	(3.36)
Gathering, processing & transportation	(2.40)	(2.68)	(2.88)	(2.71)	(2.59)
Production & property taxes	(2.08)	(1.80)	(1.14)	(2.15)	(2.80)

Field-level cash margin	$20.08	$16.52	$7.81	$17.72	$26.30

Powder River Basin
Realized price	$31.08	$29.83	$20.80	$33.65	$42.45
Lease operating expenses	(5.47)	(5.41)	(6.60)	(6.65)	(5.00)
Gathering, processing & transportation	(3.01)	(2.30)	(2.71)	(2.32)	(3.40)
Production & property taxes	(3.91)	(3.49)	(2.40)	(4.20)	(5.19)

Field-level cash margin	$18.69	$18.63	$9.09	$20.48	$28.86

Eagle Ford
Realized price	$25.97	$22.78	$12.90	$29.94	$36.51
Lease operating expenses	(2.79)	(2.47)	(2.59)	(2.93)	(4.52)
Gathering, processing & transportation	(5.89)	(4.73)	(4.96)	(5.96)	(6.52)
Production & property taxes	(0.16)	(0.92)	(0.85)	(1.85)	(1.75)

Field-level cash margin	$17.13	$14.66	$4.50	$19.20	$23.72

Anadarko Basin
Realized price	$19.79	$16.81	$10.98	$18.14	$24.28
Lease operating expenses	(2.57)	(2.16)	(2.42)	(2.79)	(2.24)
Gathering, processing & transportation	(8.39)	(7.39)	(6.57)	(6.36)	(5.98)
Production & property taxes	(0.55)	(0.54)	(0.32)	(0.77)	(1.00)

Field-level cash margin	$8.28	$6.72	$1.67	$8.22	$15.06

Other
Realized price	$37.67	$34.15	$22.95	$39.15	$46.49
Lease operating expenses	(15.35)	(19.92)	(17.40)	(18.95)	(20.04)
Gathering, processing & transportation	(0.59)	(0.51)	(0.34)	(0.31)	(0.34)
Production & property taxes	(3.38)	(3.62)	(5.11)	(4.34)	(3.78)

Field-level cash margin	$18.35	$10.10	$0.10	$15.55	$22.33

Devon—Total
Realized price	$25.63	$22.60	$14.37	$25.43	$32.82
Lease operating expenses	(2.97)	(3.32)	(3.69)	(3.96)	(3.79)
Gathering, processing & transportation	(4.23)	(4.17)	(4.16)	(4.11)	(4.16)
Production & property taxes	(1.66)	(1.52)	(1.07)	(1.95)	(2.32)

Field-level cash margin	$16.77	$13.59	$5.45	$15.41	$22.55

NON-GAAP FINANCIAL MEASURES

(all monetary values in millions, except per share amounts)

The earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in this press release, including reconciliations to their most directly comparable GAAP measure.

CORE EARNINGS (LOSS) (LEGACY DEVON)

Devon’s reported net earnings (loss) include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings (loss) and core earnings (loss) per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on fourth-quarter 2020 earnings.

	Quarter Ended December 31, 2020
	Before-tax	After-tax	After Noncontrolling Interests	Per Diluted Share
Continuing Operations
Loss (GAAP)	$(110)	$(73)	$(77)	$(0.20)
Adjustments:
Asset dispositions	(1)	—	—	(0.00)
Asset and exploration impairments	31	29	29	0.07
Deferred tax asset valuation allowance	—	(22)	(22)	(0.06)
Fair value changes in financial instruments	90	70	70	0.18
Change in tax legislation	—	(8)	(8)	(0.02)
Restructuring and transaction costs	17	13	13	0.04

Core earnings (Non-GAAP)	$27	$9	$5	$0.01

Discontinued Operations
Loss (GAAP)	$(2)	$(25)	$(25)	$(0.07)
Adjustments:
Asset dispositions	3	20	20	0.05
Deferred tax asset valuation allowance	—	2	2	0.01
Fair value changes in foreign currency and other	(12)	(9)	(9)	(0.02)
Restructuring and transaction costs	9	6	6	0.02

Core loss (Non-GAAP)	$(2)	$(6)	$(6)	$(0.01)

Total
Loss (GAAP)	$(112)	$(98)	$(102)	$(0.27)
Adjustments:
Continuing Operations	137	82	82	0.21
Discontinued Operations	—	19	19	0.06

Core earnings (loss) (Non-GAAP)	$25	$3	$(1)	$—

EBITDAX (LEGACY DEVON)

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings from continuing operations before income tax expense; financing costs, net; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net earnings from continuing operations.

	Q4 ‘20	Q3 ‘20	Q2 ‘20	Q1 ‘20	TTM	Q4’19
Net loss (GAAP)	$(98)	$(90)	$(668)	$(1,815)	$(2,671)	$(640)
Net earnings (loss) from discontinued operations, net of tax	25	(13)	(9)	125	128	652
Financing costs, net	70	66	69	65	270	64
Income tax benefit	(37)	(90)	(3)	(417)	(547)	(33)
Exploration expenses	4	39	12	112	167	29
Depreciation, depletion and amortization	301	299	299	401	1,300	382
Asset impairments	27	—	—	2,666	2,693	—
Asset dispositions	(1)	—	—	—	(1)	—
Share-based compensation	18	19	19	20	76	19
Derivative and financial instrument non-cash valuation changes	90	97	593	(619)	161	159
Restructuring and transaction costs	17	32	—	—	49	11
Accretion on discounted liabilities and other	1	—	13	(48)	(34)	14

EBITDAX (Non-GAAP)	$417	$359	$325	$490	$1,591	$657

NET DEBT (LEGACY DEVON)

Devon defines net debt as debt less cash, cash equivalents and cash restricted. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

December 31, 2020
Total debt (GAAP)	$4,298
Less:
Cash, cash equivalents and restricted cash	(2,237)

Net debt (Non-GAAP)	$2,061

NET DEBT-TO-EBITDAX (LEGACY DEVON)

Devon defines net debt-to-EBITDAX as net debt divided by trailing twelve months EBITDAX.

December 31, 2020
Net debt (Non-GAAP)	$2,061
EBITDAX (trailing 12 months) (Non-GAAP)	$1,591

Net debt-to-EBITDAX (Non-GAAP)	1.3

FREE CASH FLOW (LEGACY DEVON)

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes that free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

Quarter Ended December, 2020
Total operating cash flow (GAAP)	$358
Less capital expenditures:
Capital expenditures	(217)

Free cash flow (Non-GAAP)	$141

The pro forma metrics have been prepared to reflect Devon and WPX for the completion of the merger. The numbers have been developed from Devon’s Annual Report on Form 10-K for the year ended December 31, 2020 and from WPX’s audited consolidated financial statements for the year ended December 31, 2020 as filed within Devon’s Current Report on Form 8-KA, both expected to be filed on February 17, 2021.

PRO FORMA NET DEBT

	Q4 2020
(in millions)	Pro Forma	Devon	WPX
Total debt	$7,862	$4,298	$3,564
Cash, cash equivalents & restricted cash	(2,593)	(2,237)	(356)

Net debt	$5,269	$2,061	$3,208

PRO FORMA FREE CASH FLOW

	Q4 2020
(in millions)	Pro Forma	Devon	WPX
Operating cash flow	$773	$358	$415
Cash capital expenditures	(510)	(217)	(293)

Free cash flow	$263	$141	$122

VARIABLE DIVIDEND CALCULATION

Devon may pay a variable dividend up to 50 percent of its excess cash flow. Each quarter’s excess cash flow is computed as operating cash flow less capital expenditures and the fixed dividend.

Q4 2020
(in millions)	Pro Forma
Operating cash flow (GAAP)	$773
Changes in assets and liabilities, net	22

Cash from operations before balance sheet changes (Non-GAAP)	$795
Capital expenditures (Accrued)	(486)

Adjusted free cash flow (Non-GAAP)	309
Fixed quarterly dividend ($0.11/share)	(42)

Excess free cash flow	267
48% pay out (Board Discretion: Up to 50%)	48%

Total variable dividend	$128

LEGACY WPX PRODUCTION AND CAPITAL

PRODUCTION TREND (LEGACY WPX)

	2020				2019
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil (MBbls/d)
Delaware Basin	84	71	77	60	48
Williston Basin	65	51	47	62	64

Total	149	122	124	122	112

Natural gas liquids (MBbls/d)
Delaware Basin	35	32	27	25	22
Williston Basin	11	9	8	9	8

Total	46	40	35	34	30

Gas (MMcf/d)
Delaware Basin	271	219	239	195	174
Williston Basin	66	51	48	49	50

Total	337	270	287	244	223

Total oil equivalent (MBoe/d)
Delaware Basin	164	139	144	117	99
Williston Basin	87	69	63	79	80

Total	251	208	207	197	179

UPSTREAM CAPITAL EXPENDITURES (LEGACY WPX)

	2020				2019
(in millions)	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	$247	$186	$143	$191	$157
Williston Basin	36	60	34	115	110

Total Upstream Capital	$283	$246	$177	$305	$267

PRO FORMA KEY METRICS—Q4 2020

PRODUCTION

	Q4 2020
	Pro Forma	Devon	WPX
Oil (MBbls/d)	305	156	149
Natural gas liquids (MBbls/d)	126	80	46
Gas (MMcf/d)	921	584	337

Total oil equivalent (Mboe/d)	584	333	251

OTHER KEY METRICS

	Q4 2020
($ millions, except Boe)	Pro Forma	Devon	WPX
Oil, gas and NGL sales	$1,421	$786	$635
LOE & GP&T per BOE	$7.57	$7.21	$8.05
General & administrative expenses	$144	$82	$62
Net financing costs	$119	$71	$48

Operating cash flow	$773	$358	$415
Total cash capital	$510	$217	$293
Free cash flow	$263	$141	$122

Cash, cash equivalents & restricted cash	$2,593	$2,237	$356
Total debt	$7,862	$4,298	$3,564
Proved reserves (MMBoe)	1,434	752	682

GUIDANCE

2021 OUTLOOK

Note: Devon intends to provide detailed first-quarter 2021 guidance once the company can properly access the impact of the extreme winter weather on its field operations. Devon has incorporated weather-related downtime in its 2021 outlook and does not expect the severe winter weather to materially impact its full-year guidance ranges.

PRODUCTION GUIDANCE(1)

	Full Year(1)
	Low	High
Oil (MBbls/d)	280	300
Natural gas liquids (MBbls/d)	120	130
Gas (MMcf/d)	860	900

Total oil equivalent (MBoe/d)	543	580

(1)	Due to the timing of the WPX merger closing, all reported 2021 amounts will not include legacy WPX until January 7, 2021.

CAPITAL EXPENDITURES GUIDANCE

	Full Year
(in millions)	Low	High
Upstream capital	$1,600	$1,800
Midstream capital	80	100
Other capital	40	80

Total capital	$1,720	$1,980

Note: The company’s capital program is designed to have the highest capital spend occurring in the first quarter due to the timing of drilling and completion activity across the company’s asset portfolio (~30% of full-year budget). After heightened activity in the first-quarter, capital is expected to normalize to lower investment levels throughout the remainder of 2021.

PRICE REALIZATIONS GUIDANCE

	Full Year
	Low	High
Oil - % of WTI	90%	100%
NGL - % of WTI	25%	35%
Natural gas - % of Henry Hub	70%	80%

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OTHER GUIDANCE ITEMS

	Full Year
($ millions, except Boe and %)	Low	High
Marketing & midstream operating profit	$(50)	$(40)
LOE & GP&T per BOE	$7.50	$7.70
Production & property taxes as % of upstream sales	7.0%	8.0%
Exploration expenses	$10	$20
Depreciation, depletion and amortization	$1,900	$2,000
General & administrative expenses(2)	$400	$420
Restructuring & transaction expenses(3)	$160	$200
Cash financing costs, net	$420	$440
Other expenses	$20	$30
Current income tax rate from continuing operations	0%	0%
Deferred income tax rate from continuing operations	20%	30%

Total income tax rate from continuing operations	20%	30%

(2)	Devon anticipates approximately $110 million to $120 million of the G&A expenses to be incurred in the first quarter of 2021.
(3)

Devon anticipates approximately $125 million to $145 million of the restructuring expenses to be incurred in the first quarter of 2021 (~80% is cash). One-time cash restructuring charges will be added back to cash flow from operations in the calculation of the variable dividend payout.

CONTINGENT PAYMENTS FOR BARNETT SHALE DIVERSITURE (4-year period beginning in 2021)

WTI Threshold	WTI Annual Earnout Amount	Henry Hub Threshold	Henry Hub Annual Earnout Amount
$50.00	$10,000,000	$2.75	$20,000,000
$55.00	$12,500,000	$3.00	$25,000,000
$60.00	$15,000,000	$3.25	$35,000,000
$65.00	$20,000,000	$3.50	$45,000,000

2021 HEDGING POSITIONS

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q1 2021	127,500	$39.52	20,000	$49.20	$59.20
Q2 2021	131,500	$39.71	21,000	$42.46	$52.46
Q3 2021	57,500	$41.68	52,250	$39.56	$49.56
Q4 2021	56,500	$41.44	47,250	$38.60	$48.60

	Price Swaptions			Price Call Options
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)		Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q1 2021		$		5,000	$39.50
Q2 2021		$		5,000	$39.50
Q3 2021	10,000		$40.12	5,000	$39.50
Q4 2021	10,000		$40.12	5,000	$39.50

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Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q1-Q4 2021	Midland Sweet	22,000	$0.84
Q1-Q4 2021	BRENT/WTI Spread	1,000	$(8.00)

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q1 2021	279,000	$2.64	203,000	$2.43	$2.93
Q2 2021	279,000	$2.64	228,000	$2.43	$2.93
Q3 2021	279,000	$2.64	228,000	$2.43	$2.93
Q4 2021	254,000	$2.63	133,000	$2.55	$3.05

	Price Call Options
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q1 2021	50,000	$2.68
Q2 2021	50,000	$2.68
Q3 2021	50,000	$2.68
Q4 2021	50,000	$2.68

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q1-Q4 2021	El Paso Natural Gas	35,000	$(0.92)
Q1-Q4 2021	WAHA	80,000	$(0.65)

NGL Commodity Hedges

		Price Swaps
Period	Product	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q1-Q4 2021	Natural Gasoline	915	$47.57
Q1-Q4 2021	Natural Butane	915	$31.40
Q1-Q4 2021	Propane	915	$27.88

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of February 12, 2021.

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